UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-06068

ALLIANCEBERNSTEIN FIXED INCOME SHARES, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2014

Date of reporting period: April 30, 2014

ITEM 1. REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein Fixed-Income Shares, Inc.

Government STIF Portfolio

April 30, 2014

Annual Report

Investment Products Offered

• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2013	Ending Account Value April 30, 2014	Expenses Paid During Period*	Annualized Expense Ratio*
Actual	$1,000	$1,000.40	$0.05	0.01%
Hypothetical**	$1,000	$1,024.74	$0.05	0.01%
*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	1

Expense Example

PORTFOLIO OF INVESTMENTS

April 30, 2014

	Yield*	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 99.9%
U.S. Government & Government Sponsored Agency Obligations – 84.9%
Federal Farm Credit Bank
8/26/14(a)	0.094%	$28,000	$27,997,490
3/04/15(a)	0.097%	50,000	49,997,867
5/05/14(a)	0.103%	8,000	8,000,020
7/21/14(a)	0.112%	100,000	100,005,780
5/12/14(a)	0.113%	8,800	8,800,028
8/01/14(a)	0.122%	100,000	100,008,964
10/27/14(a)	0.122%	3,000	3,000,375
7/25/14(a)	0.122%	4,000	4,000,534
7/16/14(a)	0.132%	5,000	5,000,390
8/15/14(a)	0.132%	6,400	6,400,836
6/06/14(a)	0.133%	29,000	29,001,120
2/06/15(a)	0.133%	15,000	15,003,765
5/14/15(a)	0.163%	40,500	40,523,594
6/22/15(a)	0.172%	12,200	12,208,232
4/15/15(a)	0.172%	97,000	97,064,243
4/23/15(a)	0.172%	16,000	16,010,805
3/20/15(a)	0.177%	10,500	10,504,918
6/26/15(a)	0.182%	5,000	5,003,835
9/29/14(a)	0.182%	3,195	3,196,290
2/13/15(a)	0.183%	13,620	13,628,783
9/08/14(a)	0.193%	8,130	8,132,955
1/26/15(a)	0.230%	4,750	4,754,080
1/20/15(a)	0.270%	5,750	5,756,709
6/13/14(a)	0.360%	2,850	2,850,755
Federal Farm Credit Discount Notes
7/02/14	0.050%	26,000	25,997,761
5/01/14	0.060%	4,500	4,500,000
5/16/14	0.080%	21,000	20,999,300
Federal Home Loan Bank
6/12/14(a)	0.054%	2,600	2,599,801
7/18/14(a)	0.077%	30,000	29,999,054
7/28/14(a)	0.082%	50,000	49,999,389
8/22/14(a)	0.082%	115,000	114,992,646
9/02/14(a)	0.086%	52,000	51,999,243
8/28/14	0.090%	50,000	49,997,276
5/15/14(a)	0.092%	95,000	95,000,405
8/01/14(a)	0.092%	50,000	50,000,000
11/18/14(a)	0.092%	50,000	49,998,601
11/20/14(a)	0.092%	25,000	24,999,291
6/05/14(a)	0.093%	50,000	50,000,346
8/12/14(a)	0.098%	135,000	135,000,214
7/30/14	0.100%	10,000	9,999,500
6/27/14(a)	0.102%	75,000	74,999,370

2	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

7/15/14(a)	0.102%	$50,000	$49,999,972
7/21/14(a)	0.103%	85,000	85,000,000
12/09/14(a)	0.107%	25,000	25,000,000
8/19/14(a)	0.110%	57,950	57,950,021
6/10/14(a)	0.120%	150,000	150,008,035
7/14/14	0.120%	50,000	50,000,961
8/13/14	0.120%	85,000	84,999,834
6/03/14(a)	0.121%	150,000	150,006,637
6/17/14(a)	0.121%	15,000	15,000,621
7/29/14	0.125%	2,000	1,999,922
6/25/14(a)	0.132%	150,000	150,011,325
8/15/14(a)	0.132%	1,020	1,020,108
12/09/14(a)	0.135%	4,400	4,400,433
10/08/14	0.230%	670	670,170
6/11/14(a)	0.240%	10,000	10,001,586
6/12/14	0.375%	6,400	6,401,996
7/02/14	0.400%	15,000	15,007,683
5/28/14	1.375%	1,900	1,901,826
6/13/14	2.500%	15,110	15,153,038
6/18/14	5.250%	7,735	7,786,987
Federal Home Loan Bank Discount Notes
7/30/14	0.050%	93,900	93,888,262
7/02/14	0.055%	4,923	4,922,534
7/07/14	0.055%	6,990	6,989,285
7/11/14	0.055%	218,325	218,300,744
7/30/14	0.055%	9,300	9,298,721
7/25/14	0.057%	100,000	99,986,542
7/09/14	0.059%	15,000	14,998,304
7/16/14	0.059%	25,000	24,996,886
7/09/14	0.060%	24,000	23,997,240
6/18/14	0.080%	50,000	49,994,667
6/18/14	0.082%	59,000	58,993,683
5/07/14	0.083%	99,700	99,698,587
7/16/14	0.090%	25,000	24,995,250
5/09/14	0.110%	50,000	49,998,778
5/19/14	0.110%	1,500	1,499,918
Federal Home Loan Mortgage Corp.
7/17/15(a)	0.141%	50,000	50,018,746
7/16/15(a)	0.142%	50,000	50,018,797
6/26/15(a)	0.142%	150,000	150,062,654
12/05/14	0.350%	2,900	2,902,922
10/07/14(a)	0.400%	1,500	1,501,719
5/09/14	0.540%	20,000	20,002,044
7/30/14	1.000%	64,524	64,668,528
7/15/14	5.000%	8,850	8,938,937
Federal Home Loan Mortgage Discount Notes
7/07/14	0.050%	15,000	14,998,604

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	3

Portfolio of Investments

	Yield*	Principal Amount (000)	U.S. $ Value

5/22/14	0.075%	$10,000	$9,999,563
5/12/14	0.100%	90,001	89,998,249
Federal National Mortgage Association
2/27/15(a)	0.122%	10,000	10,001,964
8/05/15(a)	0.123%	50,000	50,006,802
1/20/15(a)	0.162%	12,713	12,718,752
5/15/14	2.500%	12,755	12,767,005
Federal National Mortgage Association Discount Notes
5/07/14	0.077%	50,000	49,999,358
7/14/14	0.095%	11,130	11,127,827
8/06/14	0.100%	50,000	49,986,528
U.S. Treasury Bill
7/03/14	0.090%	100,000	99,984,250
6/12/14	0.093%	50,000	49,994,575
5/22/14	0.098%	50,000	49,997,142
5/29/14	0.102%	50,000	49,996,033
U.S. Treasury Notes
7/31/14	0.125%	50,000	50,003,043
8/15/14	0.500%	50,000	50,060,729
7/15/14	0.625%	100,000	100,111,016
5/15/14	1.000%	150,000	150,051,686
11/30/14	2.125%	50,000	50,598,751
8/31/14	2.375%	152,100	153,261,907
10/31/14	2.375%	150,000	151,706,565
7/31/14	2.625%	200,000	201,278,991

			4,899,578,808

Repurchase Agreements – 15.0%
Bank of America 0.04%, dated 4/29/14 due 5/06/14 in the amount of $125,000,972 (collateralized by $116,539,600 U.S. Treasury Notes, 0.125% to 2.00% due 7/15/14 to 7/15/21, value $127,500,056)		125,000	125,000,000
Barclays Capital 0.04%, dated 4/29/14 due 5/06/14 in the amount of $150,001,167 (collateralized by $168,252,000 Farm Credit Floating Rate Note, Farm Credit Optional Principal Redemption Sec, Federal Home Loan Mortgage Corp. Strip Interest, Federal Home Loan Mortgage Fixed Rate Note, Federal Home Loan Optional Principal Redemption Sec, Federal National Mortgage Interest Component and Resolution Funding Strip, Zero coupon to 5.00% due 4/15/15 to 8/08/35, value $153,000,513)		150,000	150,000,000

4	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Deutsche Bank 0.05%, dated 4/30/14 due 5/01/14 in the amount of $165,000,229 (collateralized by $168,137,300 U.S. Treasury Notes, 0.25% to 0.625% due 7/31/15 to 12/15/16, value $168,300,049)	$165,000	$165,000,000
HSBC Bank USA 0.03%, dated 4/30/14 due 5/01/14 in the amount of $125,000,104 (collateralized by $122,219,700 U.S. Treasury Bonds and U.S. Treasury Notes, 0.089% to 7.875% due 10/15/14 to 8/15/42, value $127,503,011)	125,000	125,000,000
Mizuho Securities USA, Inc. 0.05%, dated 4/30/14 due 5/01/14 in the amount of $150,000,208 (collateralized by $624,280,039 Federal National Mortgage Adjustable Rate MBS, Federal National Mortgage Association, Gold PC (Participating Certificates), U.S. Treasury Bond and U.S. Treasury Notes, 0.25% to 7.25% due 11/30/14 to 11/01/40, value $153,000,003)	150,000	150,000,000
Toronto Dominion 0.05%, dated 4/30/14 due 5/01/14 in the amount of $150,000,208 (collateralized by $147,382,000 Federal Credit Floating Rate, Federal Farm Credit Systemwide Bond, Federal Home Loan Bank, Federal Home Loan Bank Consol Discount Note, Federal Home Loan Bank Floating Rate, Federal National Mortgage Association, Federal National Mortgage Association Discount Notes and Federal National Mortgage Debentures, Zero coupon to 6.25% due 5/01/14 to 5/15/29, value $153,000,914)	150,000	150,000,000

		865,000,000

Total Investments – 99.9% (cost $5,764,578,808)		5,764,578,808
Other assets less liabilities – 0.1%		5,836,459

Net Assets – 100.0%		$5,770,415,267

*	Represents annualized yield from date of purchase for discount securities, and stated interest rate for interest-bearing securities.

(a)	Floating Rate Security. Stated interest rate was in effect at April 30, 2014.

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	5

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2014

Assets
Investments in securities, at value (cost $4,899,578,808)	$4,899,578,808
Repurchase agreements, at value (cost $865,000,000)	865,000,000
Cash	1,931,970
Interest receivable	4,330,233

Total assets	5,770,841,011

Liabilities
Payable for capital stock redeemed	314,905
Audit fee payable	43,224
Custody fee payable	21,609
Administrative fee payable	19,831
Transfer Agent fee payable	3,268
Accrued expenses	22,907

Total liabilities	425,744

Net Assets	$5,770,415,267

Composition of Net Assets
Capital stock, at par	$2,885,209
Additional paid-in capital	5,767,530,058

Net Assets	$5,770,415,267

Capital stock outstanding—32.5 billion shares authorized, $0.0005 par value	5,770,418,124

Net Asset Value Per Share	$1.00

See notes to financial statements.

6	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Year Ended April 30, 2014

Investment Income
Interest		$4,774,930

Expenses
Custodian	$252,041
Directors’ fees	63,905
Administrative	52,411
Audit	44,514
Legal	33,997
Transfer agency	23,922
Printing	11,457
Registration fees	1,221
Miscellaneous	84,586

Total expenses		568,054

Net investment income		4,206,876

Realized Gain on Investment Transactions
Net realized gain on investment transactions		12,354

Net Increase in Net Assets from Operations		$4,219,230

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	7

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended April 30, 2014	Year Ended April 30, 2013
Increase in Net Assets from Operations
Net investment income	$4,206,876	$7,097,731
Net realized gain on investment transactions	12,354	29,932

Net increase in net assets from operations	4,219,230	7,127,663
Dividends and Distributions to Shareholders from
Net investment income	(4,231,335)	(7,097,731)
Net realized gain on investment transactions	(23,537)	– 0	–
Capital Stock Transactions
Net increase (decrease)	362,338,245	(400,644,095)

Total increase (decrease)	362,302,603	(400,614,163)
Net Assets
Beginning of period	5,408,112,664	5,808,726,827

End of period (including undistributed net investment income of $ – 0 – and $10,899, respectively)	$5,770,415,267	$5,408,112,664

See notes to financial statements.

8	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2014

NOTE A

Significant Accounting Policies

AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end investment company. The Fund operates as a series company currently consisting of the Government STIF Portfolio (the “Portfolio”). The investment objective of the Portfolio is maximum current income to the extent consistent with safety of principal and liquidity. The Portfolio offers one class of shares exclusively to institutional clients of AllianceBernstein L.P. (the “Adviser”), including the mutual funds managed by the Adviser. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Securities in which the Portfolio invests are traded primarily in the over-the-counter market and are valued at amortized cost, which approximates market value. Under such method a portfolio instrument is valued at cost and any premium or discount is amortized or accreted, respectively, on a constant basis to maturity.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolio. Unobservable inputs reflect the Portfolio’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolio’s own assumptions in determining the fair value of investments)

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	9

Notes to Financial Statements

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following table summarizes the valuation of the Portfolio’s investments by the above fair value hierarchy levels as of April 30, 2014:

Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
U.S. Government & Government Sponsored Agency Obligations	$	– 0	–	$4,899,578,808	$	– 0	–	$4,899,578,808
Repurchase Agreements		– 0	–	865,000,000		– 0	–	865,000,000

Total^	$	– 0	–	$5,764,578,808	$	– 0	–	$5,764,578,808

^	There were no transfers between any levels during the reporting period.

The Portfolio recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser has established a Valuation Committee (the “Committee”) which is responsible for overseeing the pricing and valuation of all securities held in the Portfolio. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Fund’s Board of Directors (the “Board”), including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine

10	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and a third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolio’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolio’s financial statements.

4. Investment Income and Investment Transactions

Interest income is accrued daily and includes amortization of premiums and accretions of discounts as adjustments to interest income. Investment transactions are accounted for on the date the securities are purchased or sold.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	11

Notes to Financial Statements

5. Dividends and Distributions

The Portfolio declares dividends daily from net investment income and is paid monthly. Net realized gains distributions, if any, will be made at least annually. Income dividends and capital gains distributions to shareholders are recorded on the ex-dividend date.

6. Repurchase Agreements

It is the Portfolio’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities are sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of collateral by the Portfolio may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervision of the Board. Pursuant to the Advisory Agreement, the Portfolio paid $52,411 to the Adviser representing the cost of certain legal and accounting services provided to the Portfolio by the Adviser for the year ended April 30, 2014.

The Portfolio compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Portfolio. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $18,000 for the year ended April 30, 2014.

NOTE C

Investment Transactions, Income Taxes and Distributions to Shareholders

At April 30, 2014, the cost of investments for federal income tax purposes was the same as the cost for financial reporting purposes.

The tax character of distributions paid during the fiscal years ended April 30, 2014 and April 30, 2013 were as follows:

	2014	2013
Distributions paid from:
Ordinary income	$4,249,266	$7,097,731
Long-term capital gains	5,606	– 0	–

Total taxable distributions	4,254,872	7,097,731

Total distributions paid	$4,254,872	$7,097,731

12	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

As of April 30, 2014, the components of accumulated earnings/(deficit) on a tax basis were the same as the components of accumulated earnings/(deficit) for financial reporting purposes.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of April 30, 2014, the Portfolio did not have any capital loss carryforwards.

During the current fiscal year, permanent differences primarily due to the redesignation of dividends and a dividend overdistribution resulted in a net decrease in distributions in excess of net investment income and a net decrease in accumulated net realized gain on investment transactions. These reclassifications had no effect on net assets.

NOTE D

Capital Stock

Transactions, all at $1.00 per share, were as follows:

	Shares
	Year Ended April 30, 2014	Year Ended April 30, 2013

Shares sold	31,736,926,701	30,199,574,963

Shares issued in reinvestment of dividends and distributions	3,939,968	6,651,861

Shares redeemed	(31,378,528,424)	(30,606,870,919)

Net increase (decrease)	362,338,245	(400,644,095)

NOTE E

Risks Involved in Investing in the Portfolio

Money Market Fund Risk—Money market funds are sometimes unable to maintain a NAV at $1.00 per share and, as it is generally referred to, “break the buck”. In that event, an investor in a money market fund would, upon redemption, receive less than $1.00 per share. The Portfolio’s shareholders should not rely on or expect an affiliate of the Portfolio to purchase distressed assets from the Portfolio, make capital infusions, enter into credit support agreements or take other actions to prevent the Portfolio from breaking the buck. In addition, you should be aware that significant redemptions by large investors in the Portfolio could have a material adverse effect on the Portfolio’s other shareholders. The Portfolio’s NAV could be affected by forced selling during periods of high redemption pressures and/or illiquid markets. Money market funds are also subject to regulatory risk.

The Commission recently proposed significant changes to Rule 2a-7 that are intended to reform the regulation and operation of money market funds. As a general matter, the proposed reforms would result in increased costs and compliance

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	13

Notes to Financial Statements

and operational burdens for most money market funds. As a result, among other things, money market fund returns could be adversely affected. In addition, the proposed reforms would impose restrictions on money market funds that may, along with the expected costs of the reforms, make them a less attractive investment for investors. The Portfolio is a money market fund that invests at least 80% (and normally substantially all) of its assets in U.S. Government fixed-income securities and repurchase agreements related to such securities and is therefore exempt from the primary reform proposals, which are to require institutional money market funds to maintain a floating NAV or to require money market funds to impose liquidity fees, under certain circumstances, with optional suspensions of redemptions. The Portfolio is, however, subject under the Commission’s proposals to a number of other pricing, disclosure and reporting requirements that could, if adopted, increase the Portfolio’s expenses and adversely affect its returns.

Interest Rate Risk and Credit Risk—The Portfolio’s primary risks are interest rate risk and credit risk. Because the Portfolio invests in short-term securities, a decline in interest rates will affect the Portfolio’s yield as the securities mature or are sold and the Portfolio purchases new short-term securities with a lower yield. Generally, an increase in interest rates causes the value of a debt instrument to decrease. The change in value for shorter-term securities is usually smaller than for securities with longer maturities. In addition, if interest rates remain low for an extended period of time, the Portfolio may have difficulties in maintaining a positive yield, paying expenses out of the Portfolio’s assets, or maintaining a stable $1.00 NAV.

Credit risk is the possibility that a security’s credit rating will be downgraded or that the issuer of the security will default (fail to make scheduled interest and principal payments or to fulfill its repurchase obligations). The Portfolio invests in highly-rated securities to minimize credit risk.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, which may prevent the Portfolio from selling out of these securities at an advantageous time or price.

Indemnification Risk—In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Portfolio has not accrued any liability in connection with these indemnification provisions.

NOTE F

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolio’s financial statements through this date.

14	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period.

	Year Ended April 30,
	2014		2013		2012		2011		2010

Net asset value, beginning of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Income From Investment Operations
Net investment income(a)(b)	.00		.00		.00		.00		.00
Net realized and unrealized gain on investment transactions(b)	.00		.00		.00		.00		.00

Net increase in net asset value from operations(b)	.00		.00		.00		.00		.00

Less: Dividends and Distributions
Dividends from net investment income(b)	(.00)		(.00)		(.00)		(.00)		(.00)
Distributions from net realized gain on investment transactions	(.00	)(b)	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions(b)	(.00)		(.00)		(.00)		(.00)		(.00)

Net asset value, end of period	$ 1.00		$ 1.00		$ 1.00		$ 1.00		$ 1.00

Total Return
Total investment return based on net asset value(c)	.08%		.14%		.09%		.17%		.16%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$5,770		$5,408		$5,809		$3,767		$1,750
Ratio to average net assets of:
Expenses	.01%		.01%		.01%		.01	%+	.05%
Net investment income	.08%		.14%		.09%		.17	%+	.15%

(a)	Based on average shares outstanding.

(b)	Amount is less than $0.005.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

+	The ratio includes expenses attributable to estimated costs of proxy solicitation.

See notes to financial statements.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	15

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of AllianceBernstein Fixed-Income Shares, Inc.:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Government STIF Portfolio (the “Portfolio”) (the portfolio constituting AllianceBernstein Fixed-Income Shares, Inc.) as of April 30, 2014, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Portfolio’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Portfolio’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2014, by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Government STIF Portfolio of AllianceBernstein Fixed-Income Shares, Inc. at April 30, 2014, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2014

16	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Report of Independent Registered Public Accounting Firm

TAX INFORMATION

(unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended April 30, 2014. For foreign shareholders, 99.79% of ordinary dividends paid may be considered to be qualifying to be taxed as interest-related dividends.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	17

Tax Information

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

William H. Foulk, Jr.(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Raymond J. Papera, Senior Vice President

Maria R. Cona, Vice President

Edward J. Dombrowski, Vice President

Lucas Krupa, Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square
New York, NY 10036

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

18	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Board of Directors

MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
INTERESTED DIRECTOR
Robert M. Keith, + 1345 Avenue of the Americas New York, NY 10105 54 (2010)	Senior Vice President of AllianceBernstein L.P. (the “Adviser”) and the head of AllianceBernstein Investments, Inc. (“ABI”) since July 2008; Director of ABI and President of the AllianceBernstein Mutual Funds. Previously, he served as Executive Managing Director of ABI from December 2006 to June 2008. Prior to joining ABI in 2006, Executive Managing Director of Bernstein Global Wealth Management, and prior thereto, Senior Managing Director and Global Head of Client Service and Sales of the Adviser’s institutional investment management business since 2004. Prior thereto, he was Managing Director and Head of North American Client Service and Sales in the Adviser’s institutional investment management business, with which he had been associated since prior to 2004.	103	None

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	19

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS
Marshall C. Turner, Jr., ## Chairman of the Board 72 (2006)

Private Investor since prior to 2009. Former CEO of Dupont Photomasks, Inc. (components of semi-conductor manufacturing), 2003-2006, and interim CEO 1999-2000. Interim CEO of MEMC Electronic Materials, Inc. (semi-conductor and solar cell substrates) from November 2008 until March 2009. He has extensive operating and early-stage investment experience, including prior service as general partner of three institutional venture capital partnerships, and serves on the boards of three education and science-related non-profit organizations. He has served as a director of one AllianceBernstein fund since 1992, and director or trustee of multiple AllianceBernstein funds since 2005. He is Chairman of the AllianceBernstein Funds since January 2014, and the Chairman of the Independent Directors Committee of such Funds since February 2014.

		103	Xilinx, Inc. (programmable logic semi-conductors) and SunEdison, Inc. (semi-conductor substrates, solar materials and solar power plants) since prior to 2009

John H. Dobkin, ## 72 (1993)	Independent Consultant since prior to 2009. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002; Senior Advisor from June 1999 – June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989 – May 1999. Previously, Director of the National Academy of Design. He has served as a director or trustee of various AllianceBernstein Funds since 1992, and as Chairman of the Audit Committees of a number of such Funds from 2001-2008.	103	None

20	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Michael J. Downey, ## 70 (2006)	Private Investor since prior to 2009. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. From 1987 until 1993, Chairman and CEO of Prudential Mutual Fund Management, director of the Prudential mutual funds, and member of the Executive Committee of Prudential Securities Inc. He has served as a director or trustee of the AllianceBernstein Funds since 2005 and is a director and Chairman of one other registered investment company.	103	Asia Pacific Fund, Inc. since prior to 2009, Prospect Acquisition Corp. (financial services) from 2007 until 2009 and The Merger Fund since prior to 2009 until 2013

William H. Foulk, Jr., #, ## 81 (1990)	Investment Adviser and an Independent Consultant since prior to 2009. Previously, he was Senior Manager of Barrett Associates, Inc., a registered investment adviser. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings. He has served as a director or trustee of various AllianceBernstein Funds since 1983, and has been Chairman of the Independent Directors Committee of the AllianceBernstein Funds since 2003 until early February 2014. He served as Chairman of such Funds from 2003 through December 2013. He is also active in a number of mutual fund related organizations and committees.	103	None

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	21

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
D. James Guzy, ## 78 (2006)	Chairman of the Board of SRC Computers Inc. (semi-conductors), with which he has been associated since prior to 2009. He served as Chairman of the Board of PLX Technology (semi-conductors) since prior to 2009 until February 2014. He was a director of Intel Corporation (semi-conductors) from 1969 until 2008, and served as Chairman of the Finance Committee of such company for several years until May 2008. He was a Director of Cirrus Logic Corporation (semi-conductors) from 1984 until July 2011. He has served as a director or trustee of one or more of the AllianceBernstein Funds since 1982.	103	PLX Technology (semi-conductors) since prior to 2009 until February 2014, and Cirrus Logic Corporation (semi-conductors) since prior to 2009 until July 2011

Nancy P. Jacklin, ## 66 (2006)	Professorial Lecturer at the Johns Hopkins School of Advanced International Studies since 2008. Formerly, U.S. Executive Director of the International Monetary Fund (December 2002 – May 2006); Partner, Clifford Chance (1992-2002); Sector Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations. She has served as a director or trustee of the AllianceBernstein Funds since 2006.	103	None

22	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

NAME, ADDRESS* AND AGE (YEAR FIRST ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS AND OTHER RELEVANT QUALIFICATIONS***	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR IN PAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)
Garry L. Moody, ## 62 (2010)	Independent Consultant. Formerly, Partner, Deloitte & Touche LLP (1995-2008) where he held a number of senior positions, including Vice Chairman, and U.S. and Global Investment Management Practice Managing Partner; President, Fidelity Accounting and Custody Services Company (1993-1995); and Partner, Ernst & Young LLP (1975-1993), where he served as the National Director of Mutual Fund Tax Services and Managing Partner of its Chicago Office Tax department. He is a member of both the Governing Council of the Independent Directors Council (IDC), an organization of independent directors of mutual funds, and the Trustee Advisory Board of Board IQ, a biweekly publication focused on issues and news affecting directors of mutual funds. He has served as a director or trustee, and as Chairman of the Audit Committee, of the AllianceBernstein Funds since 2008.	103	Greenbacker Renewable Energy Company LLC (renewable energy and energy efficiency projects) from August 2013 to January 2014

Earl D. Weiner, ## 74 (2007)	Of Counsel, and Partner prior to January 2007, of the law firm Sullivan & Cromwell LLP and member of ABA Federal Regulation of Securities Committee Task Force to draft editions of the Fund Director’s Guidebook. He also serves as a director or trustee of various non-profit organizations and has served as Chairman or Vice Chairman of a number of them. He has served as a director or trustee of the AllianceBernstein Funds since 2007 and is Chairman of the Governance and Nominating Committees of the Funds.	103	None

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	23

Management of the Fund

*	The address for each of the Fund’s Directors is c/o AllianceBernstein L.P., Attention: Philip L. Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Directors.

***	The information above includes each Director’s principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Director’s qualifications to serve as a Director, which led to the conclusion that each Director should serve as a Director for the Fund.

+	Mr. Keith is an “interested person” of the Fund, as defined in the 1940 Act, due to his position as a Senior Vice President of the Adviser.

#	Member of the Fair Value Pricing Committee.

##	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

24	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Management of the Fund

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Robert M. Keith 54	President and Chief Executive Officer	See biography above.

Philip L. Kirstein 69	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to March 2003.

Raymond J. Papera 58	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2009.

Maria R. Cona 59	Vice President	Vice President of the Adviser,** with which she has been associated since prior to 2009.

Edward J. Dombrowski 36	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2009.

Lucas Krupa 27	Vice President

Associate Officer of the Adviser** and Money Markets Associate on the Fixed Income Cash Management team with which he has been associated since June 2010. Prior thereto, he was associated with Omnicom Capital, Inc. since prior to 2009.

Emilie D. Wrapp 58	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2009.

Joseph J. Mantineo 55	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2009.

Phyllis J. Clarke 53	Controller	Vice President of ABIS,** with which she has been associated since prior to 2009.

Vincent S. Noto 49	Chief Compliance Officer	Vice President and Mutual Fund Chief Compliance Officer of the Adviser** since 2014. Prior thereto, he was Vice President and Director of Mutual Fund Compliance of the Adviser** since 2009.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618, for a free prospectus or SAI.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	25

Management of the Fund

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of the Government STIF Portfolio, the Fund’s sole portfolio, at a meeting held on November 5-7, 2013.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee (zero) for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors noted that the Fund is a money market fund used for the short-term investment of cash portions of institutional client accounts of the Adviser, including most of the AllianceBernstein Funds (the “AFIS Investors”). The directors also noted that no advisory fee is payable by the Fund although the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the request of the Fund by employees of the Adviser or its affiliates, and that a similar provision is included in the Adviser’s advisory agreements with most of the AllianceBernstein Funds. The directors also noted that the Adviser is indirectly compensated for its services to the Fund by the AFIS Investors. The AFIS Investors pay the Adviser advisory fees pursuant to their advisory agreements with the Adviser.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

26	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund, and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in some compensation from the Fund to the Adviser. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund (which, as noted above, pays no advisory fee to the Adviser but may reimburse expenses to the Adviser) to the Adviser for calendar years 2011 and 2012 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors considered that while the Adviser does not receive any advisory fee from the Fund, it does receive fees paid by the AFIS Investors. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund,

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	27

including those relating to its subsidiaries that provide transfer agency services to the Fund, and that the profitability methodology attributed revenues and expenses to the Fund relating to the AFIS Investors. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors, including in the case of the Fund, the fact that it does not pay an advisory fee. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to the transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be lower without these benefits. The directors also noted that the Adviser is compensated by the AFIS Investors for providing advisory services to them. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2013 meeting, the directors reviewed information prepared by Lipper showing the performance of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Fund as compared with the Lipper Money Market Funds Average (the “Lipper Average”), in each case for the 1-, 3- and 5-year periods ended July 31, 2013 and (in the case of comparisons with the Lipper Average) the period since inception (December 2006 inception). The directors noted that, on a net return basis, the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-, 3- and 5-year periods. On a gross return basis, the Fund was in the 3rd quintile of the Performance Group and 4th quintile the Performance Universe for the 1-year period, in the 4th quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 4th quintile of the Performance Group and 5th quintile of the Performance Universe for the 5-year period. The Fund outperformed the Lipper Average in all periods. Based on their review, the directors concluded that the Fund’s relative performance was acceptable.

28	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser (zero) and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors also reviewed certain information showing the fees paid to the Adviser by the AFIS Investors and the fees paid to the Adviser by other money market funds advised by the Adviser. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted the unusual arrangements in the Advisory Agreement providing for no advisory fee but were cognizant that the Adviser is indirectly compensated by the AFIS Investors for its services to the Fund. While the fees paid by the AFIS Investors to the Adviser vary, the directors acknowledged the Adviser’s view that the portion of such fees deemed by the Adviser to be attributable to cash management services (the “implied fee”) is the same for each AFIS Investor. Based on their review, the directors concluded that the advisory arrangements for the Fund, including the zero fee aspect of the Advisory Agreement with the Adviser, were satisfactory.

The directors also considered the advisory fees the Adviser charges non-fund clients pursuing a similar investment style. For this purpose, the directors reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Fund’s Senior Officer. The directors recognized that this information was of limited utility in light of the Fund’s unusual fee arrangement. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those on the schedules reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients. The Adviser noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, and the unusual fee structure for the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors also considered information provided by Lipper showing the total non-advisory expense ratio of the Fund compared with the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	29

broader group, consisting of all funds in the Fund’s investment classification/objective. The non-advisory expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors took note that it was likely that the non-advisory expense ratios of some of the other funds in the Fund’s Lipper category were lowered by reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view the non-advisory expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that the Fund’s total non-advisory expense ratio was lower than the Expense Group and the Expense Universe medians. The directors concluded that the Fund’s non-advisory expense ratio was satisfactory.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund, the directors did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the AllianceBernstein Funds that invest in the Fund incorporate breakpoints.

30	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the “Adviser”) and AllianceBernstein Fixed-Income Shares, Inc. (the “Fund”) with respect to AllianceBernstein Government STIF Portfolio (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Directors in connection with their review of the proposed initial approval of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Management fees charged to institutional and other clients of the Adviser for like services;

2.	Management fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grow larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what Section 36(b) requires: to face liability under Section 36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no

1	Senior Officer’s fee evaluation was completed on October 24, 2013 and discussed with the Board of Directors on November 5-7, 2013.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	31

reasonable relationship to the services rendered and could not have been the product of arm’s length bargaining.” Jones v. Harris Associates L.P., 130 S. Ct. 1418 (2010). In Jones, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of Section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arm’s length bargaining as the benchmark for reviewing challenged fees.”3

INVESTMENT ADVISORY FEES, NET ASSETS & EXPENSE RATIOS

The Portfolio is not charged a fee by the Adviser for advisory services although the investment advisory agreement provides for the Adviser to be reimbursed for providing certain non-advisory services. The Portfolio is intended to provide an investment option to institutional clients of the Adviser, including all of the AllianceBernstein Mutual Funds, with the exception of AllianceBernstein Variable Products Series Fund, Inc. and AllianceBernstein Exchange Reserves, for short-term investment of uninvested cash, including cash held to cover long futures, TBA (“To Be Announced”) mortgage-backed securities, forward settlements, and OTC derivatives positions. The Portfolio is intended to offer clients competitive short-term returns and enable the Adviser to deliver more consistent and predictable returns while reducing expenses for clients. The Adviser is compensated for its services to the Portfolio by compensation the Adviser receives from institutional clients that invest in the Portfolio.

The Portfolio’s net assets on September 30, 2013 are set forth below:

Portfolio	09/30/13 Net Assets ($MM)
Government STIF Portfolio	$4,995.7

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Portfolio. During the Portfolio’s fiscal year ended April 30, 2013, the Adviser received $51,140 (0.001% of the Portfolio’s average daily net assets) for providing such service.

Set forth below is the total expense ratio of the Portfolio for the most recently completed fiscal year:

Portfolio	Total Expense Ratio (%)	Fiscal Year
Government STIF Portfolio	0.01%	April 30, 2013

3	Jones v. Harris at 1427.

32	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Portfolio that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a Portfolio with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although arguably still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Portfolio.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee for the Portfolio had the AllianceBernstein Institutional fee schedule

4	The Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	33

been applicable to the Portfolio versus the Portfolio’s advisory fees based on September 30, 2013 net assets.5

Portfolio	Net Assets 9/30/13 ($MM)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Portfolio Advisory Fee
Government STIF Portfolio	$4,995.7	Fixed Income Money Market 0.10% (flat fee) Minimum account size: $10m	0.100%	0.000%

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser is not directly paid an advisory fee by the Portfolio. However, the Adviser is compensated by the Adviser’s institutional clients invested in the Portfolio at the rate set forth in the investment advisory agreement for each client. While the rate paid by clients will vary, the portion of the advisory fee of such rate attributable to cash management services (the “Implied Fee”) is deemed by the Adviser to be the same for each client. The Implied Fee should not be greater than the lowest advisory fee paid by any client which invests in the Portfolio.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the total expense ratio of the Portfolio to that of the Portfolio’s Lipper Expense Group (“EG”)6 and Lipper Expense Universe (“EU”)7 peers.8 Lipper describes an EG as a representative sample of comparable funds and an EU as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. Since the Portfolio does not pay an advisory fee, the Portfolio’s total expense ratio is compared to the non-management fee ratio of its EG peers, which excludes management fees and any 12b-1 fees or non 12b-1 services. The result of Lipper’s comparison is set forth below:

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

7	Except for asset (size) comparability and load type, Lipper uses the same EG criteria for selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

8	The Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of negotiations conducted at arm’s length.” Jones v. Harris at 1429.

34	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

Portfolio	Total Expense Ratio (%)[9]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Government STIF Portfolio	0.013	0.140	1/14	0.146	1/40

excluding management fees	0.012	0.028	2/14	0.029	9/40

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Portfolio, prepared by the Adviser for the Board of Directors, was reviewed by the Senior Officer and the consultant. The Portfolio does not pay an advisory fee directly to the Adviser. However, the Adviser does profit indirectly through the advisory fees that it receives from the institutional clients that utilize the Portfolio to invest short-term cash. The profitability of the Portfolio, which increased in 2012 relative to 2011, was calculated using a weighted average of the profitability of the institutional clients which invest in the Portfolio, in addition to any fund specific revenue or expense item.

In addition to the indirect profits that the Adviser earns from managing assets of institutional clients that utilize the Portfolio to invest short-term cash, certain of the Adviser affiliates have a business relationship with the Portfolio and earn a profit from providing other services to the Portfolio. The courts have referred to this type of business relationships as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Portfolio and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser and the Portfolio’s underwriter, does not receive a fee for its services. AllianceBernstein Investor Services, Inc. (“ABIS”), an affiliate of the Adviser and the Portfolio’s transfer agent, received $18,000 during the Portfolio’s most recently completed fiscal year.

9	Most recently completed fiscal year total expense ratio.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	35

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio does not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that economies of scale are being shared with shareholders through pricing to scale, breakpoints, fee reductions/waivers and enhancement to services.

In May 2012, an independent consultant, retained by the Senior Officer, provided the Board of Directors information on the Adviser’s firm-wide average costs from 2005 through 2011 and the potential economies of scale. The independent consultant noted that from 2005 through 2007 the Adviser experienced significant growth in assets under management (“AUM”). During this period, operating expenses increased, in part to keep up with growth, and in part reflecting market returns. However, from 2008 through the first quarter of 2009, AUM rapidly and significantly decreased due to declines in market value and client withdrawals. When AUM rapidly decreased, some operating expenses categories, including base compensation and office space, adjusted more slowly during this period, resulting in an increase in average costs. Since 2009, AUM has experienced less significant changes. The independent consultant noted that changes in operating expenses reflect changes in business composition and business practices in response to changes in financial markets. Finally, the independent consultant concluded that the increase in average cost and the decline in net operating margin across the Adviser since late 2008 are inconsistent with the view that there are currently reductions in average costs due to economies of scale that can be shared with the AllianceBernstein Mutual Funds managed by the Adviser through lower fees.

Previously, in February 2008, the independent consultant provided the Board of Directors an update of the Deli10 study on advisory fees and various fund characteristics.11 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.12 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM,

10	The Deli study, originally published in 2002 based on 1997 data and updated for the February 2008 Presentation, may be of diminished value due to the age of the data used in the presentation and the changes experienced in the industry over the last four years.

11	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arm’s length. See Jones V. Harris at 1429.

12	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

36	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $445 billion as of September 30, 2013, the Adviser has the investment experience to manage the portfolio assets of the Portfolio and provide non-investment services (described in Section II) to the Portfolio.

The information below shows the 1, 3 and 5 year net and gross performance returns and rankings of the Portfolio13 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”) for the period ended July 31, 2013.14

Portfolio	Portfolio Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
Government STIF
Net
1 year	0.13	0.01	0.01	1/14	1/39
3 year	0.13	0.02	0.02	1/14	1/38
5 year	0.30	0.21	0.21	1/14	1/38

Gross
1 year	0.14	0.15	0.17	8/14	25/39
3 year	0.14	0.16	0.17	10/14	30/38
5 year	0.33	0.38	0.39	11/14	32/38

13	The performance returns of the Portfolio were provided Lipper.

14	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a Portfolio in/from a PU is somewhat different from that of an EU.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	37

Set forth below are the 1, 3 and 5 year and since inception net performance returns of the Portfolio (in bold) versus its benchmark:15

	Periods Ending July 31, 2013 Annualized Net Performance (%)
Portfolio	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)
Government STIF Portfolio	0.13	0.13	0.30	1.26
Lipper Money Market Funds Average[16]	0.02	0.02	0.18	1.07
Inception Date: December 13, 2006

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the Investment Advisory Agreement for the Portfolio is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 5, 2013

15	The Adviser provided Portfolio and benchmark performance return information for periods through July 31, 2013.

16	Benchmark inception is the nearest month end after the Portfolio’s actual inception date.

38	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

US Equity

US Core

Core Opportunities Fund

Select US Equity Portfolio

US Growth

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US Value

Discovery Value Fund

Equity Income Fund

Growth & Income Fund

Value Fund

International/Global Equity

International/Global Core

Global Equity & Covered Call Strategy Fund

Global Thematic Growth Fund

International Portfolio

Tax-Managed International Portfolio

International/Global Growth

International Discovery Equity Portfolio

International Growth Fund

International/Global Value

Global Value Fund

International Value Fund

Fixed Income

Municipal

High Income Municipal Portfolio

Intermediate California Portfolio

Intermediate Diversified Portfolio

Intermediate New York Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Michigan Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

Fixed Income (continued)

Taxable

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

Alternatives

Dynamic All Market Fund

Global Real Estate Investment Fund

Global Risk Allocation Fund

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real Asset Strategy

Select US Long/Short Portfolio

Unconstrained Bond Fund

Asset Allocation/Multi-Asset

Multi-Asset

Emerging Markets Multi-Asset Portfolio

Retirement Strategies

2000 Retirement Strategy

2005 Retirement Strategy

2010 Retirement Strategy

2015 Retirement Strategy

2020 Retirement Strategy

2025 Retirement Strategy

2030 Retirement Strategy

2035 Retirement Strategy

2040 Retirement Strategy

2045 Retirement Strategy

2050 Retirement Strategy

2055 Retirement Strategy

Wealth Strategies

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Exchange Reserves, which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds. An investment in Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	39

AllianceBernstein Family of Funds

NOTES

40	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

NOTES

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	41

NOTES

42	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

NOTES

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC. •	43

NOTES

44	• ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

ALLIANCEBERNSTEIN FIXED-INCOME SHARES, INC.

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

FIS-0151-0414

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors William H. Foulk, Jr. and Garry L. Moody qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Ernst & Young LLP, for the Fund’s last two fiscal years, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues and quarterly press release review (for those Funds which issue press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

		Audit Fees	Audit -Related Fees	Tax Fees
AB Fixed Income Shares

Government STIF Portfolio	2013	$31,400	$—	$14,164
	2014	$31,400	$—	$13,244

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f)	Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund, which include preparing an annual internal control report pursuant to Statement on Auditing Standards No. 70 (“Service Affiliates”):

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
AB Fixed Income Shares

Government STIF Portfolio*	2013	$439,035	$14,164
			$—
			$(14,164)
	2014	$306,774	$13,244
			$—
			$(13,244)

*	Revised (compared to the Fund’s N-CSR filing for its 2012 fiscal year end) to exclude fees paid by the Adviser on behalf of its offshore fund family.

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12(b)(1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(b)(2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12(c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Fixed Income Shares, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	June 23, 2014

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	June 23, 2014